PROMISSORY NOTE MODIFICATION AGREEMENT


         THIS PROMISSORY NOTE MODIFICATION AGREEMENT is made as of the 1st day of September, 1997, by and between USF&G/LEGG MASON REALTY PARTNERS LIMITED PARTNERSHIP, a Maryland limited partnership (the "Borrower") and USF&G REALTY PARTNERS, INC., a Maryland corporation.

         WHEREAS, by a promissory note dated August 23, 1995 (the "Note"), the Borrower became indebted to the Lender in the original principal sum of $3,500,000;

         WHEREAS, the Note provides that the latest possible maturity date of the Note was September 1, 1997;

         WHEREAS, the parties desire to extend the latest possible Maturity Date to October 2, 2000.

         NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

         That in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender and the Borrower covenant and agree as follows:

         1. The Note is hereby amended by replacing "September 1, 1997" with "October 2, 2000" in clause 3(e)(iv).

         2. The terms, provisions and covenants of the Note are in all other respects hereby ratified and confirmed and remain in full force and effect.

         3. It is expressly agreed that the indebtedness evidenced by the Note has not been extinguished or discharged hereby. The Borrower and the Lender agree that the execution of this Agreement is not intended to and shall not cause or result in a novation with regard to the Note.

         WITNESS the signature and seals of the Borrower and the Lender the day and year first above written.

         IN WITNESS WHEREOF, the Borrower and the Lender have caused this Promissory Note Modification Agreement to be duly executed and delivered under seal this ___ day of _______, 1997, effective as of September 1, 1997.

                                    BORROWER

WITNESS                             USF&G/LEGG MASON REALTY
                                    PARTNERS LIMITED PARTNERSHIP,
                                    a Maryland limited partnership

                                         By:  USF&G Realty Partners, Inc.,
                                         a Maryland corporation, general partner



_______________________                  By:___________________(SEAL)

                                         Its:____________________


                                    By:  Legg Mason Realty Partners, Inc.,
                                    a Maryland corporation, general partner


_______________________                  By:___________________(SEAL)

                                         Its:___________________


                                   LENDER

                                   USF&G REALTY PARTNERS, INC.



_______________________            By:________________________(SEAL)